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                                  IMATRON INC.

            SPECIAL MEETING OF SHAREHOLDERS -- [            ], 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The shareholder of Imatron Inc., a New Jersey corporation ("Imatron"), whose name and signature appear on the reverse side of this card, having received the Notice of Special Meeting of Shareholders and the related proxy statement/prospectus for Imatron's special meeting of shareholders to be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco,
California, on December   , 2001 at     a.m., local time., hereby appoints
[                  ] and [                  ], or either of them, the proxies of
the shareholder, each with full power of substitution, to vote at such meeting, and at any adjournments of such meeting, all shares of Imatron common stock, no par value per share, that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, AND THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

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MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, PLEASE SO INDICATE IN THE SPACE PROVIDED ON THE REVERSE SIDE.
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
[X]                   Please mark your votes
                      as in this example.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.   Approval and adoption of the Agreement and Plan of Merger,    FOR  AGAINST  ABSTAIN
     dated as of September 21, 2001, among Imatron Inc., General   [  ]  [  ]     [  ]
     Electric Company and Ruby Merger Corp. and the transactions contemplated thereby.
2.   The undersigned authorizes the aforementioned proxies to      [  ]  [  ]     [  ]
     vote in their discretion on any other matters that may
     properly come before the special meeting or any adjournments thereof, subject to limitations set forth in applicable
     regulations under the Securities Exchange Act of 1934,
     including the postponement and adjournment of the special
     meeting in order to solicit additional votes to approve the merger agreement if the secretary of the special meeting
     determines that there are not sufficient votes to approve
     the merger agreement.
                                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [  ]

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THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED
ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

The undersigned hereby revokes any proxy heretofore given to vote with respect to the Imatron common stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Dated            , 2001

------------------------------------------------------------  ------------------------------------------------------------
Co-Owner Sign Here                                            Shareholder Sign Here

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS CARD, WHEN SHARES ARE HELD JOINTLY; BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN EXECUTED BY A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP NAME BY A DULY AUTHORIZED OFFICER OR PARTNER, GIVING TITLE. PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.